UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

331 N. Main Street Euless, Texas 76039 (Address of principal executive offices, including ZIP code)
(817) 835-4105 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 30, 2012, a wholly-owned subsidiary of U.S. Concrete, Inc. (the “Company”), Central Concrete Supply Co., Inc. (“Central Concrete”), completed the previously announced acquisition of all the outstanding equity interests of Bode Gravel Co., a California subchapter S corporation (“Bode Gravel”) and Bode Concrete LLC, a California limited liability company (“Bode Concrete” and, together with Bode Gravel, the “Bode Companies”) pursuant to the equity purchase agreement, dated October 17, 2012, with Randolph R. Boardman and Terri L. Boardman, Trustees under the Randolph R. Boardman and Terri L. Boardman Family Trust Agreement dated January 21, 1997, Douglas H. Boardman and Lauren Boardman, Trustees of the Douglas H. Boardman and Lauren Boardman Family Trust, Danvers M. Boardman, III, Trustee under the DMB III Trust Agreement dated July 12, 2008 and Kathy M. Boardman, Trustee under the KMSB Trust Agreement dated June 26, 2008, as Sellers, and Randolph R. Boardman, Terri L. Boardman, Douglas H. Boardman, Lauren Boardman, Danvers M. Boardman III and Kathy M. Boardman, as individuals, on the one hand, and Central Concrete and the Company, on the other hand. The purchase price for the acquisition, which is subject to specified postclosing adjustments, was $24.5 million in cash, plus potential earn-out payments, contingent upon reaching negotiated volume hurdles, with an aggregate present value of up to $7 million in cash payable over a six-year period.

A copy of the press release announcing the closing of the acquisition of all of the equity interests of Bode Gravel and Bode Concrete is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 23, 2012, the Company entered into a confidentiality agreement (as amended, the “Confidentiality Agreement”) with certain of its securityholders pursuant to which the Company agreed to disclose certain non-public information regarding the Bode Companies to such securityholders. Under the terms of the Confidentiality Agreement, the Company is required to make a public disclosure of such confidential information. Such information was disclosed to such securityholders in May 2012 and the information below reflects subsequent updating and adjustments.

The projections presented below were prepared for use by the Company in analyzing the contemplated acquisition of the Bode Companies and not with public disclosure in mind. Projections, by their nature, are uncertain and future operations may differ materially. The Bode Companies’ operating results will be consolidated into the Company’s financial statements and no separate financial statements for the Bode Companies will be included in the Company’s future filings:

Bode Gravel Co. Bode Concrete LLC
(in millions)
	Fiscal Year	Projections
	12/31/2011 (unaudited)	Year One	Year Two	Year Three	Year Four	Year Five

Revenue	$32.0	$35.7	$39.8	$45.2	$50.0	$53.1

EBITDA (1)	3.1	7.7	8.3	9.3	11.0	13.9

(1) Projected EBITDA includes estimated synergies for elimination of $3.2 million redundant SG&A and $0.9 million in logistics and purchasing efficiencies from integration into existing Central Concrete operations

Non-GAAP Financial Measure
EBITDA is a non-GAAP financial measure defined as net income plus income tax expense, interest expense, depreciation, depletion and amortization.  See below for a reconciliation of EBITDA to the most directly comparable GAAP financial measure.

	Fiscal Year	Projections
	12/31/2011 (unaudited)	Year One	Year Two	Year Three	Year Four	Year Five
EBITDA Reconciliation:
Net Income	$2.0	$6.5	$7.0	$8.0	$6.2	$8.0
Income tax expense	0.0	0.3	0.4	0.4	4.1	5.1
Interest expense	0.1	0.0	0.0	0.0	0.0	0.0
Depreciation, depletion and amortization	1.0	0.9	0.9	0.9	0.7	0.8
EBITDA	$3.1	$7.7	$8.3	$9.3	$11.0	$13.9

Much of this information is “forward-looking.” These forward-looking statements are only predictions. Actual events or results may differ materially and the Company cannot guarantee future results, levels of activity, performance or achievements. The Company advises its existing and potential security holders that they should (1) be aware that important factors that are not referred to in this Current Report could affect the accuracy of these forward-looking statements, (2) use caution and common sense when considering these forward-looking statements and (3) not place undue reliance on these forward-looking statements. Please see the “Cautionary Statement Regarding Forward Looking Statements” below.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains various forward-looking statements and information that are based on management’s beliefs, as well as assumptions made by and information currently available to management. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements relate to future events or our future financial performance. These forward-looking statements speak only as of the date of this Current Report. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to: the possibility that the anticipated benefits cannot be fully realized; the possibility that costs or difficulties related thereto will be greater than expected; the Company’s ability to successfully implement integration strategies, including the ability to realize synergies from logistics and purchasing from the acquisition of the Bode Companies; the ability to ensure continued performance or market growth of the Company’s, including the Bode Companies’, products and services; growth in the markets for the Company’s products in the geographical areas it serves; the ability to achieve the margins and pricing that are inherent in the projections in the face of competition; the impacts of natural disasters; labor issues in the jurisdictions in which the Company operates; and unanticipated or unfavorable regulatory matters. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Additional risks affecting the Company are discussed in greater detail in the Company’s filings with the Securities and Exchange Commission; including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its subsequent filings on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated October 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: October 30, 2012	By: /s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer

Exhibit Index

Exhibit No.                               Exhibit

99.1	Press Release dated October 30, 2012